UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2017

PARKWAY, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37819	61-1796261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

San Felipe Plaza 5847 San Felipe Street, Suite 2200, Houston, Texas		77057
(Address of Principal Executive Offices)		(Zip code)

(346) 200-3100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.	Other Events

On August 11, 2017, Parkway, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Definitive Proxy Statement”) with respect to the special meeting of the Company’s stockholders scheduled to be held on September 25, 2017 (the “Special Meeting”) at which stockholders will be asked to, among other things, vote on a proposal to approve the previously announced merger of the Company with Real Estate Houston US LLC, a subsidiary of Canada Pension Plan Investment Board (“CPPIB”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated June 29, 2017, by and among the Company, Parkway Properties LP (the “Company LP” and, together with the Company, the “Parkway Parties”), Real Estate Houston US Trust, Real Estate Houston US LLC and Real Estate Houston US LP (together with Real Estate Houston US Trust and Real Estate Houston US LLC, the “CPPIB Parties”).

As previously disclosed in the Definitive Proxy Statement, two purported federal securities class action lawsuits (collectively, the “Lawsuits”) have been filed against the Company and each of the members of the Board of Directors of the Company in the United States District Court for the Southern District of Texas. The first case, Price v. Parkway, Inc., et al., (Civil Action No. 4:17-cv-2367), was filed on August 2, 2017; and the second case, Scarantino v. Parkway, Inc., et. al., (Civil Action No. 4:17-cv-02441), was filed on August 9, 2017, and also names the Company LP, CPPIB and the CPPIB Parties as defendants. Each lawsuit, which purports to have been brought on behalf of all holders of the Company’s common stock, generally alleges that the preliminary proxy statement filed by the Company with the SEC on July 27, 2017 failed to disclose allegedly material information about the pending merger transactions. Each complaint seeks to enjoin the defendants from proceeding with the stockholder vote on the proposed merger at the Special Meeting or consummating the mergers contemplated by the Merger Agreement unless and until the Company discloses the allegedly omitted information. Each complaint also seeks damages allegedly suffered by the plaintiffs as a result of the asserted omission, as well as related attorneys’ fees and expenses.

The Parkway Parties, CPPIB and the CPPIB Parties continue to believe that all allegations in the complaints are without merit, and further believe that no supplemental disclosure is required under applicable laws. However, the Company wishes to make certain supplemental disclosures related to the merger transaction solely for the purpose of mooting the allegations contained in the Lawsuits and avoiding the expense and burden of litigation. Nothing in the supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the supplemental disclosures.

Important information concerning the merger transaction is set forth in the Definitive Proxy Statement. The Definitive Proxy Statement is amended and supplemented by, and should be read as part of, and in conjunction with, the information set forth in this Current Report on Form 8-K.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

The disclosures below should be read in conjunction with the definitive proxy statement, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the definitive proxy statement, the information contained herein supersedes the information contained in the definitive proxy statement. Defined terms used but not defined herein have the meanings set forth in the definitive proxy statement.

1.	The following supplemental disclosure shall be inserted following the first sentence of the second paragraph on page 33 of the definitive proxy statement:

The standstill covenant expressly permits CPPIB to privately request that the Company waive any restrictions imposed by the standstill covenant and to make confidential offers with respect to a transaction to the Company’s board of directors, in each case in a manner that would not be reasonably expected to require the Company to make a public announcement. The standstill covenant has a term of 18 months, and it contains a “fall-away” provision providing that it terminates earlier than 18 months if the Company enters into and publicly announces a business combination for a change of control of the Company, any person commences a tender offer or exchange offer that would result in a change of control of the Company or the Company commences a voluntary proceeding for bankruptcy, insolvency or reorganization.

2.	The following supplemental disclosure shall be inserted following the first sentence of the fifth paragraph on page 34 of the definitive proxy statement:

The standstill covenant expressly permits Party A to privately request that the Company waive any restrictions imposed by the standstill covenant and to make confidential offers with respect to a transaction to the Company’s board of directors, in each case in a manner that would not be reasonably expected to require the Company to make a public announcement. The standstill covenant has a term of 12 months, and it contains a “fall-away” provision providing that it terminates earlier than 12 months if any person enters into a definitive agreement with the Company to acquire control of the Company through a purchase of a majority of its voting securities or assets.

3.	The following supplemental disclosure shall be inserted following the first sentence of the paragraph on page 46 of the definitive proxy statement under the heading “The Mergers–Opinion of Our Financial Advisor–Net Asset Value Analysis.”

The analysis was conducted by HFF Securities using its judgment and experience analyzing similar properties within the markets in which Parkway owns the properties.

4.	The following supplemental disclosure shall be inserted following the first sentence of the paragraph on page 46 of the definitive proxy statement under the heading “The Mergers–Opinion of Our Financial Advisor–Discounted Cash Flow Analysis.”

For the twelve-month periods ending September 30, 2018 through 2022, the standalone unlevered, after-tax free cash flows were projected to be approximately $31 million, $48 million, $60 million, $106 million and $86 million, respectively. The Company’s standalone unlevered, after tax free cash flow for this analysis is derived by adjusting the Company’s Cash Net Operating Income for certain income and expense line items, including corporate general and administrative expenses, management company expenses, property management income, tenant improvements, leasing commissions and certain capital expenditures.

5.	The following supplemental disclosure shall be inserted immediately after the words “discount rates of 7.50% to 8.00%” in the penultimate sentence of the paragraph on page 46 of the definitive proxy statement under the heading “The Mergers–Opinion of Our Financial Advisor–Discounted Cash Flow Analysis.”

, which were based on the Company’s weighted average costs of capital as derived by HFF Securities.

6.	The following supplemental disclosure replaces in its entirety the second paragraph beginning on page 47 of the definitive proxy statement under the heading “The Mergers–Opinion of Our Financial Advisor–Comparable Public Companies Analysis.”

HFF Securities reviewed, among other things, closing stock prices on June 29, 2017 of the selected REITs as a multiple of calendar year 2018 estimated funds from operations (“FFO multiple”), and enterprise value of selected REITs as a multiple of calendar year 2018 estimated earnings before interest, taxes, depreciation and amortization (“EBITDA multiple”). HFF Securities also analyzed the premium or discount represented by the ratio of the closing stock prices to SNL Advisors’ estimated net asset value (“NAV”). All financial data of the selected REITs, as described above, including FFO multiples, EBITDA multiples and NAV, were based on the most recent publicly available consensus estimates. Financial data of Parkway were based on estimates provided by management and publicly available consensus estimates for NAV.

7.	The following disclosure supplements and restates the last sentence of the ultimate paragraph on page 51 of the definitive proxy statement under the heading “The Mergers–Opinion of Our Financial Advisor–General.”

In addition, during the two-year prior to the date of HFF Securities’ opinion, no material relationship existed between HFF Securities on the one hand and CPPIB on the other hand. HFF Securities and its affiliates may in the future provide financial advice and services to Parkway, Parent, CPPIB or their respective affiliates for which HFF Securities and its affiliates would expect to receive compensation.

8.	The following disclosure supplements and restates the table on page 53 of the definitive proxy statement under the heading “The Mergers–Unaudited Prospective Financial Information–Parkway Management Projections.”

	Year Ending December 31,
	2017E	2018E	2019E	2020E
	(in millions, except per share data)
Cash Revenue(1)(5)	$213.2	$205.6	$215.9	$231.3
Property Operating Expenses	$(104.3)	$(99.2)	$(102.3)	$(105.6)
Cash Net Operating Income(2)(5)	$108.9	$106.4	$113.6	$125.7
Adjusted EBITDA(3)(5)	$122.9	$103.0	$110.4	$121.9
Funds from Operations(4)(5)	$77.6	$75.9	$86.1	$101.4
Funds from Operations per common share(5)	$1.54	$1.51	$1.71	$2.02

9.	The following supplemental disclosure shall be inserted as footnote (1) below the table on page 53 of the definitive proxy statement under the heading “The Mergers–Unaudited Prospective Financial Information–Parkway Management Projections.”

(1)	Parkway defines cash revenue as income from office properties less adjustments for straight-line rents and amortization of above/below market leases.

10.	The footnotes below the table on page 53 of the definitive proxy statement under the heading “The Mergers–Unaudited Prospective Financial Information–Parkway Management Projections” shall be renumbered so that footnote (1) becomes footnote (2), footnote (2) becomes footnote (3) and footnote (3) becomes footnote (4). The following supplemental disclosure shall be inserted at the end of the newly numbered footnote (2).

The adjustments to net income (loss) used to calculate NOI include adjustments for impairment loss on real estate, management company net income (loss), interest expense, interest income, income tax benefit (expense), depreciation and amortization, and general and administrative expense. Additionally, assumptions for straight-line rents and amortization of above/below market leases are excluded from NOI to calculate Cash NOI.

11.	The following supplemental disclosure shall be inserted as footnote (5) below the table on page 53 of the definitive proxy statement under the heading “The Mergers–Unaudited Prospective Financial Information–Parkway Management Projections.”

Parkway did not provide the Parkway Board of Directors reconciliations to GAAP metrics for forward-looking measures, including cash revenue, property operating expenses, cash net operating income, adjusted EBITDA, funds from operations and funds from operations per common share, because, among other things, the forward-looking measures originated from property-level projections rather than GAAP metrics and certain other factors made it increasingly difficult to estimate accurately the reconciling items for future years without unreasonable efforts.

12.	The following disclosure supplements and restates the first sentence of the newly numbered footnote (3) on page 53 of the definitive proxy statement under the heading “The Mergers–Unaudited Prospective Financial Information–Parkway Management Projections.”

Parkway defines Adjusted EBITDA as net income before interest expense, income taxes and depreciation and amortization expense, share-based compensation expense, impairment of real estate, gains and losses on sales of real estate, gains and losses on extinguishment of debt, and transaction and acquisition costs.

Forward Looking Statements

Certain statements contained in this Current Report on Form 8-K, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements within the meaning of the federal securities laws and as such are based upon the Company’s current beliefs as to the outcome and timing of future events. There can be no assurance that actual future developments affecting the Company will be those anticipated by the Company. The Company cautions investors that any forward-looking statements presented in this Current Report on Form 8-K are based on management’s beliefs and assumptions made by, and information currently available to, management. When used, the words “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “might,” “plan,” “potential,” “should,” “will,” “result” or similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve risks and uncertainties (some of which are beyond the Company’s control) and are subject to change based upon various factors, including but not limited to the following risks and uncertainties: the ability of the Company to obtain required stockholder approval required to consummate the proposed merger; the satisfaction or waiver of other conditions in the merger agreement; the outcome of any legal proceedings that may be instituted against the Company and others related to the Merger Agreement; the risk that the merger, or the other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by the parties or at all; the ability of the Company to implement its operating strategy; changes in economic cycles; and competition within the office properties real estate industry; and other risks and uncertainties detailed from time to time in the Company’s SEC filings.

Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s business, financial condition, liquidity, cash flows and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. Except as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transactions contemplated by the Merger Agreement, the Company has filed with the SEC, and mailed or otherwise disseminated to the Company’s stockholders, the Definitive Proxy Statement. The Company may file other relevant documents with the SEC regarding the proposed transactions. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the Definitive Proxy Statement (if and when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company will be available free of charge on its website at www.pky.com or by directing a request by mail to Parkway, Inc., One Orlando Centre, 800 North Magnolia Avenue, Suite 1625, Orlando, Florida 32803, Attention: Investor Relations.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger transaction. You can find information about the Company’s directors and executive officers in the Company’s definitive proxy statement filed with the SEC on April 5, 2017 in connection with its 2017 annual meeting of stockholders. Additional information regarding the interests of such potential participants will be included in the proxy statement and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from the Company using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2017	PARKWAY, INC.

	BY:	/s/ A. Noni Holmes-Kidd
A. Noni Holmes-Kidd
Vice President, General Counsel and Secretary